                         UNITED STATES BANKRUPTCY COURT
                          MIDDLE DISTRICT OF TENNESSEE

                                                                      EXHIBIT 99


In re:                                       Case No.:      399-02649 THROUGH
                                                            399-02680
                                                            --------------------
    SERVICE MERCHANDISE COMPANY, INC.        Judge:         PAINE
    ---------------------------------                       --------------------
                                             Chapter 11

Debtor(s)

                MONTHLY OPERATING REPORT FOR PERIOD ENDING  September 29, 2002
                                                          ----------------------
                COMES NOW,      SERVICE MERCHANDISE COMPANY, INC.
                                ------------------------------------------------

Debtor-In-Possession, and hereby submits its Preliminary Monthly Operating Report for the period commencing August 26, 2002 and ending September 29, 2002 as shown by the report and exhibits consisting of 15 pages and containing the following as indicated:

              [ X ]   Monthly Reporting Questionnaire (Attachment 1)
              [ X ]   Comparative Balance Sheets (Forms OPR-1 & OPR-2)
              [N/A]   Summary of Accounts Receivable (Form OPR-3)
              [ X ]   Schedule of Postpetition Liabilities (Form OPR-4)
              [ X ]   Statement of Income (Loss) (Form OPR-5)

I declare under penalty of perjury that this report and all the attachments are true and correct to the best of my knowledge and belief.

On January 18, 2002, the United States Bankruptcy Court for the Middle District of Tennessee, Nashville Division (the "Bankruptcy Court") approved the request of Service Merchandise Company, Inc. and its Subsidiaries (the "Company") to immediately begin liquidating the inventory at all of its stores and to conduct store closing sales on a final basis and to discontinue operations at the stores.

The financial statements and schedules related to the Company included herein have not been prepared on a liquidation basis in accordance with generally accepted accounting principles ("GAAP"). The information needed to prepare the financial statements and schedules on a liquidation basis is not currently available to management. Attempting to obtain such information necessary to prepare the financial statements and schedules on a liquidation basis would cause undue hardship and expense to the Company. Preparation of the financial statements and schedules on a liquidation basis of accounting would result in material adjustments to the financial statements and schedules. Consequently, no representation is made regarding the sufficiency of the financial statements and schedules. The Company cautions readers not to place undue reliance on the financial statements and schedules contained herein.

This report includes those reports agreed upon as appropriate at this time between the Debtor and the U.S. Trustee. I also hereby certify that the original Monthly Operating Report was filed with the Bankruptcy Court Clerk and a copy delivered to the U. S. Trustee.


Date: October 22, 2002        DEBTOR - IN - POSSESSION
      -----------------

                              By:              /S/  MICHAEL E. HOGREFE
                                               ---------------------------------
                              Name and Title:  MICHAEL E. HOGREFE, SR. VP
                                               AND CHIEF FINANCIAL OFFICER
                                               ---------------------------------
                              Address:         7100 SERVICE MERCHANDISE DRIVE
                                               ---------------------------------
                                               BRENTWOOD, TENNESSEE 37027
                                               ---------------------------------
                              Telephone No:    (615) 660-3340
                                               ---------------------------------

Note: Report subject to further verification and account reconciliation procedures

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  AUGUST 26, 2002 THROUGH SEPTEMBER 29, 2002

1. PAYROLL

                                                                                       WAGES                       TAXES
   OFFICERS                               TITLE                                 GROSS           NET            DUE          PAID
----------------------------------------------------------------------------------------------------------------------------------
C. STEVEN MOORE       SENIOR VICE PRESIDENT, CHIEF ADMINISTRATIVE OFFICER,   $ 34,490.18    $ 23,614.71    $ 2,269.91   $ 8,225.86
                      GENERAL COUNSEL AND SECRETARY

MICHAEL E. HOGREFE    SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER      $ 29,672.58    $ 20,574.86    $ 1,917.46   $ 6,808.36



Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  AUGUST 26, 2002 THROUGH SEPTEMBER 29, 2002


2.  INSURANCE

                                                            COVERAGE           POLICY       EXPIRATION     PREMIUM    DATE COVERAGE
TYPE                        NAME OF CARRIER                  AMOUNT            NUMBER          DATE         AMOUNT     PAID THROUGH
-----------------------------------------------------------------------------------------------------------------------------------
Property                    Fireman's Fund Insurance Co   $   5 Million      01MXI9761300    12/31/02      $478,750     12/31/02
                            Royal Indemnity Co.            11.5 Million      R2HD325112      12/31/02      $ 50,000     12/31/02
Boiler & Machinery          Hartford Steam Boiler         $  10 Million      FBP4914359      12/31/02      $ 20,248     12/31/02
Transit                     Fireman's Fund Insurance Co   $   1 Million      OIMXI97600751   12/31/02      $ 10,000     12/31/02
General Liability           Ace American Ins Co           $   5 Million      XSLG2057804A    12/31/02      $250,000     12/31/02
Tenants Liability - AOS     Pacific Employers Ins. Co.    $   5 Million      HDOG20578129    12/31/02    Incl. In GL    12/31/02
Tenants Liability-First
  Union                     Pacific Employers Ins. Co.    $   5 Million      HODG20578087    12/31/02    Incl. In GL    12/31/02
TN-Work Comp Assigned
  Rsk                       Continental Casualty Co       Statutory        6S59UB878X943102  06/01/03      $  3,989     06/01/03
Auto                        Pacific Employers Ins Co      $   1 Million      ISAH07969661    12/31/02      $ 43,572     12/31/02
Umbrella                    Westchester Fire              $  25 Million       CUA151233      06/30/03      $280,400     06/30/03
International               Ace American Ins Co           $   1 Million        PHF051491     12/31/02      $  2,500     12/31/02
Directors & Officers        Continental Insurance Co      $  10 Million       300714943      12/31/02      $514,286     12/31/02
                            Federal Insurance Co          $  10 Million      81278902-A      12/31/02      $470,250     12/31/02
                            Royal Insurance Co            $  10 Million       PSF000009      12/31/02      $470,250     12/31/02
Fiduciary                   National Union Fire Ins Co    $   5 Million         8726812      12/31/02      $ 29,839     12/31/02


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: AUGUST 26 THROUGH SEPTEMBER 29, 2002

3.  BANK ACCOUNTS

TOTAL CASH AND CASH EQUIVALENTS


CORPORATE ACCOUNTS                                                            1,178,022
------------------


CREDIT CARD CASH ACCOUNTS (SALES PROCESSED BY CREDIT CARD COMPANY)                7,644
-----------------------------------------------------------------


OTHER DEPOSITORY ACCOUNTS
-------------------------
OTHER CASH ACCOUNTS                                                               1,605


INVESTMENTS
-----------
SHORT TERM INVESTMENTS                                                       98,513,398

TOTAL CASH PER GENERAL LEDGER                                               $99,700,669
                                                                            ===========

Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  AUGUST 26, 2002 THROUGH SEPTEMBER 29, 2002

RECEIPTS AND DISBURSEMENTS
(DOLLARS IN THOUSANDS)


                                                 ACTUAL          ACTUAL        ACTUAL        ACTUAL        ACTUAL           TOTAL

                                     MONDAY     08/26/02        09/02/02      09/09/02      09/16/02      09/23/02        08/26/02
                                     SUNDAY     09/01/02        09/08/02      09/15/02      09/22/02      09/29/02        09/29/02
                                                --------        --------      --------      --------      --------        --------
Receipts:
   Sales receipts/Profit Sharing                 $    --         $   --        $  --         $   --        $    --         $    --
   Miscellaneous receipts                            621          1,057          321          1,295             58           3,352
   Real Estate Proceeds/Settlement                    --          7,829           --             27             --           7,856
   Expense reimbursements                             --             --           --             --             --              --
                                                 -------         ------        -----         ------        -------         -------
Total available collections                          621          8,886          321          1,322             58          11,208


Disbursements:
   All disbursements                               1,081          1,487          672            711          1,794           5,745
                                                 -------         ------        -----         ------        -------         -------
Total disbursements                                1,081          1,487          672            711          1,794           5,745
                                                 -------         ------        -----         ------        -------         -------

Net receipts/(disbursements)                     $  (460)        $7,399        $(351)        $  611        $(1,736)        $ 5,463
                                                 =======         ======        =====         ======        =======         =======


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: AUGUST 26 THROUGH SEPTEMBER 29, 2002

ROLLING REVISED CASH FLOW FORECAST
(DOLLARS IN THOUSANDS)

                                                 Actual
                                                09/29/02
                                                --------
Ending total revolver balance                    $   --
Term loan                                            --
Standby letters of credit                         8,027
Trade letters of credit                              --
                                                 ------
Total extensions of credit                        8,027

Borrowing base                                       --
                                                 ------

Availability                                     $   --
                                                 ======



(1) As of 4/16/02, The Standby Letters of Credit were fully cash collateralized


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD:  AUGUST 26, 2002 THROUGH SEPTEMBER 29, 2002

4.  PAYMENTS TO PROFESSIONALS AUGUST 26, 2002 THROUGH SEPTEMBER 29, 2002

     VENDOR #               VENDOR NAME                                     CHECK AMT.       CHECK DATE          CHECK #
-------------------------------------------------------------------------------------------------------------------------
      57117        Deloitte and Touche                                    $    20,000.00       09/03/02          70001238
      84740        Taft, Stettinius and Hollister                         $     1,711.25       09/05/02          70001407
      103967       Hedrick, Eatman, Garner and Kinocheloe                 $       105.90       09/06/02          70001418
      44013        McCarter and English                                   $     4,468.99       09/12/02          70001455
      99329        Aegis Property Tax Specialists                         $     1,875.00       09/12/02          70001470
      95384        Deloitte and Touche, LLP                               $     1,245.71       09/13/02          70001479
      103439       E & Y Restructuring, LLC                               $    10,130.00       09/13/02          B0027420
      99444        Sitrick & Company                                      $       640.09       09/13/02          B0027423
      99459        Robert L. Berger and Associates                        $    10,250.20       09/13/02          B0027426
      95913        Locke, Reynolds, LLP                                   $       835.00       09/20/02          70001549
      91420        Magenheim, Bateman, Robinson                           $       954.06       09/20/02          70001551
      48779        Loss, Pavone and Orel                                  $       377.50       09/23/02          70001577
      71403        Seyfarth, Shaw, Fairweather and Geraldson              $       174.45       09/25/02          70001592
      44013        McCarter and English                                   $       237.03       09/25/02          70001593
      84740        Taft, Stettinius and Hollister                         $       220.00       09/25/02          70001594
      48779        Loss, Pavone and Orel                                  $        10.00       09/25/02          70001595
      99454        Harwell, Howard, Hyne, Gabbert and Manner, PC          $     5,365.12       09/25/02          B0027428
      99391        Otterbourg, Steindler, Houston and Rosen, PC           $    27,742.82       09/25/02          B0027429
      71217        Bass, Berry and Sims                                   $   112,574.26       09/25/02          B0027430


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)




                                                                 SEPTEMBER 29,
                                                                      2002
                                                                 -------------
ASSETS
Current Assets:
     Cash and cash equivalents                                     $  99,701
     Accounts receivable                                               6,048
     Inventories                                                         100
     Prepaid Expenses                                                    426
                                                                   ---------

     TOTAL CURRENT ASSETS                                            106,275
                                                                   ---------

PROPERTY AND EQUIPMENT
     Owned assets, net of accumulated depreciation                    36,924


     Other assets and deferred charges                                19,433
                                                                   ---------

     TOTAL ASSETS                                                  $ 162,632
                                                                   =========

LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY
Liabilities Not Subject To Compromise
Current Liabilities:

     Accounts payable                                              $  12,424
     Accrued expenses                                                 37,306
     State & Local tax                                                   441
                                                                   ---------


     TOTAL CURRENT LIABILITIES                                        50,171
                                                                   ---------

Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-1 AND 2

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                    CONSOLIDATED BALANCE SHEETS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)



Liabilities Subject To Compromise:
     Accrued restructuring costs                                      42,067
     Long-term debt                                                  314,562
     Accounts payable                                                218,794
     Accrued expenses                                                108,023
                                                                   ---------
     Total Liabilities Subject To Compromise                         683,446

     TOTAL LIABILITIES                                               733,617
                                                                   ---------

COMMITMENTS AND CONTINGENCIES

SHAREHOLDERS' (DEFICIT) EQUITY

     Common stock                                                     49,936
     Additional paid-in-capital                                        5,881
     Retained (deficit) earnings                                    (626,802)
                                                                   ---------
                TOTAL SHAREHOLDERS' (DEFICIT) EQUITY                (570,985)

     TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT) EQUITY          $ 162,632
                                                                   =========


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT



CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD:  AUGUST 26, 2002 THROUGH SEPTEMBER 29, 2002



SUMMARY OF ACCOUNTS RECEIVABLE
MONTH ENDED: SEPTEMBER 29, 2002
FORM OPR-3  NOT APPLICABLE




Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 26, 2002 THROUGH SEPTEMBER 29, 2002

SCHEDULE OF POST PETITION LIABILITIES-ACCOUNTS PAYABLE
Month Ended:  09/29/2002
FORM OPR-4


                                                           Total
                                                      ----------------

Trade Accounts Payable (Merchandise)                       $   12,424




                                                           Total
                                                       ---------------

Expense & other payables                               *   $   37,306

Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME: SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER: 399-02649 THROUGH 399-02680
PERIOD: AUGUST 26, 2002 THROUGH SEPTEMBER 29, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4
(DOLLARS IN THOUSANDS)


                                                  DATE         DATE         TOTAL
                TAXES PAYABLE                   INCURRED        DUE          DUE
                                               -------------------------------------
Federal income tax                        **     Various      Various    $     (741)

State income tax                                 Various      Various    $     (104)
                                                                         ----------

                                SUBTOTAL                                 $     (845)
                                                                         ----------


Sales/use tax                   SUBTOTAL  *      Various      Various    $      558
                                                                         ----------


Personal property tax                     *      Various      Various    $      608

Real estate taxes                         *      Various      Various    $    5,493

Inventory taxes                           *      Various      Various            --

Gross receipts/bus licenses               *      Various      Various    $        4

Franchise taxes                           *      Various      Various    $      662
                                                                         ----------

                                SUBTOTAL                                 $    6,767
                                                                         ----------


                                                                         ----------
TOTAL TAXES PAYABLE                                                      $    6,480
                                                                         ==========

*   liability included in accrued expenses on OPR-2
**  tax reserve


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

CHAPTER 11
MONTHLY OPERATING REPORT
MONTHLY REPORTING QUESTIONNAIRE

CASE NAME:  SERVICE MERCHANDISE COMPANY, INC. ET. AL.
CASE NUMBER:  399-02649 THROUGH 399-02680
PERIOD: AUGUST 26 THROUGH SEPTEMBER 29, 2002

SCHEDULE OF POST PETITION LIABILITIES
FORM OPR-4



(DOLLARS IN THOUSANDS)

                                                           DATE                                   TOTAL DUE
                                                         INCURRED             DATE DUE        (9/29/02 BALANCE)
                                                   ---------------------------------------------------------------
POST PETITION SECURED DEBT
         Revolver borrowings                             04/14/00                NA          $                  --
         Facility standby letters of credit              04/14/00                NA                          8,027
         Facility trade letters of credit                04/14/00                NA                             --
         Term loans                                      04/14/00                NA                             --
                                                                                             ---------------------
TOTAL EXTENSIONS OF CREDIT                                                                   $               8,027
                                                                                             =====================


ACCRUED INTEREST PAYABLE                                                                     $                  --
                                                                                             =====================

         As of 4/16/02, The Standby Letters of Credit were fully cash collateralized


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)



                                                                                      ACTIVITY
                                                                                   AUGUST 26, 2002
                                                                                       THROUGH
                                                                                 SEPTEMBER 29, 2002
                                                                                 ------------------
Net Sales                                                                              $    13


Costs of merchandise sold and buying and occupancy expense                                 557
                                                                                       -------

Gross margin after cost of merchandise sold and buying and occupancy expenses             (544)

Selling, General and Administrative Expenses:
     Net Employment Expense                                                                352
     Net Advertising                                                                        --
     Banking and Other Fees                                                               (134)
     Real Estate and Other Taxes                                                           245
     Supplies                                                                                4
     Communication and Equipment                                                            57
     Travel                                                                                  1
     UCC and Other Services                                                                  6
     Legal and Professional                                                                 21
     Sales and Shipping                                                                     --
     Insurance                                                                              36
     Miscellaneous                                                                         421
     Credit Card Services                                                                   --
                                                                                       -------
Total Selling, General and Administrative Expenses                                       1,009



Other expense/(income), net                                                                 --


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.

FORM OPR-5

               SERVICE MERCHANDISE COMPANY, INC. AND SUBSIDIARIES
                CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)
                           (DEBTOR - IN - POSSESSION)
                                 (IN THOUSANDS)




Restructuring charge (credit)                                                               --

Depreciation and amortization                                                               --
                                                                                       -------

Earnings (loss) before interest, reorganization items, and income tax                   (1,553)

Interest expense - debt                                                                     --
Interest expense - capitalized leases                                                       --
                                                                                       -------

Earnings (loss) before reorganization items, and income tax                             (1,553)

Reorganization Items:

     Legal and Professional                                                                 72
     (Gain) on Disposal of Assets                                                            1
     Miscellaneous                                                                         (97)
     Close Store Charges                                                                 4,894
                                                                                       -------
     Total Reorganization Items                                                          4,870

Earnings (loss) before income tax                                                       (6,423)
     Income tax benefit                                                                     --
     Cumulative Effect of Change in Accounting Principles                                   --
                                                                                       -------

Net earnings (loss)                                                                    $(6,423)
                                                                                       =======


Note: The disclosure on page 1 is an integral part of these consolidated financial statements and schedules.